UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FRANKLIN BSP REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

FRANKLIN BSP REALITY TRUST Your Vote Counts! FRANKLIN BSP REALTY TRUST, INC. 1345 AVENUE OF THE AMERICAS, SUITE 32A NEW YORK, NEW YORK 10105 FRANKLIN BSP REALTY TRUST, INC. 2023 Annual Meeting Vote by May 30, 2023 11:59 PM ET You invested in FRANKLIN BSP REALTY TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 31, 2023 at 11:00 a.m. Eastern Time. Vote Virtually during the Meeting* May 31, 2023 11:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/FBRT2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com/FBRT Control # V06948-P92101 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 17, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com/FBRT, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com/FBRT Prefer to receive an email instead? While voting on www.ProxyVote.com/FBRT, be sure to click “Delivery Settings”. Voting Items Board Recommends V06949-P92101 Every Year 1. ELECTION OF DIRECTORS Nominees: 1c. Joe Dumars 1d. Jamie Handwerker 1e. Peter J. McDonough 1f. Buford H. Ortale 1g. Elizabeth K. Tuppeny 1a. Pat Augustine 2. AMENDMENT TO THE ARTICLES OF AMENDMENT AND RESTATEMENT TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS 3. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023 4. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS 5. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS 1b. Richard J. Byrne For For For For For For For For For For